SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JUNE 29, 2001



                            BEAR STEARNS ASSET BACKED
                                 SECURITIES INC.
                    ASSET-BACKED CERTIFICATES, SERIES 2001-2


             (Exact name of Registrant as specified in its charter)

       DELAWARE                       333-56242                13-3836437
---------------------------    -----------------------       --------------
(State or other jurisdiction        (Commission             (I.R.S.  employer
       of incorporation)            file number)            identification no.)



         245 PARK AVENUE
         NEW YORK, NEW YORK                                         10167
--------------------------------------------                      ---------
(Address of principal executive offices)                         (ZIP Code)

                                 (212) 272-2000
               Registrant's telephone number, including area code

                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

Bear Stearns Asset Backed Securities, Inc., as depositor (the "Depositor") registered issuances of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-56242) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 2001-2 to issue $361,304,150 principal amount of Asset-Backed Certificates, Series 2001-2 (the " Certificates"), on June 29, 2001 (the "Closing Date").

The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2001 (the "Cut-Off Date"), among the Depositor, EMC Mortgage Corporation, as Seller and a Master Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and a Master Servicer and Bankers Trust Company of California, N.A., as Trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.

                  4.1      Pooling and Servicing Agreement

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BEAR STEARNS ASSET BACKED SECURITIES, INC.


                                  By  /s/ Joseph T. Jurkowski, Jr.
                                      ---------------------------------
                                      Name: Joseph T. Jurkowski, Jr.
                                      Title: Vice President

Date: July 16, 2001

                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION

4.1                        Pooling and Servicing Agreement